UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Report to Shareholders

U.S. Treasury Money Fund	May 31, 2017

The views and opinions in this report were current as of May 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasuries produced flat returns in the 12-month period ended May 31, 2017, as positive results in the most recent six months offset losses in the first half of our fiscal year. Treasury yields climbed sharply after the presidential election in November 2016 but moved lower toward the end of the reporting period as investors recalibrated their initial expectations that the Trump administration would be able to quickly implement expansionary fiscal policies. Intermediate-term Treasuries produced modest gains, but long-term Treasuries recorded negative total returns due to larger price declines. A pair of Federal Reserve rate hikes led to higher money market yields. In this environment, the U.S. Treasury Money Fund produced modestly positive results while the U.S. Treasury Intermediate Fund and the U.S. Treasury Long-Term Fund had negative returns.

ECONOMY AND INTEREST RATES

After increasing 1.6% in 2016, U.S. gross domestic product growth slowed to a 1.2% pace in the first three months of 2017, according to the Commerce Department’s latest estimate. While first-quarter growth was weak, the underlying trend of moderate U.S. economic expansion seems to remain in place, and initial reports indicate that a rebound is likely in the second quarter.

## What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities have slowly increased from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Although the pace of employment growth has moderated compared with the last few years, the labor market remains strong. The unemployment rate fell from 4.7% at the start of the reporting period to 4.3% in May, the lowest level in 16 years, although wage increases have slowed somewhat. Employers added an average of 189,000 new jobs a month for the 12-month period. The annual inflation rate reached a five-year high of 2.7% in February before trailing off in subsequent months, and any further increases are likely to be gradual as energy prices level off.

Citing an improving labor market and rising inflation, the Federal Reserve raised interest rates twice during our reporting period—and once more on June 14, soon after our reporting period ended. After signaling to financial markets for several months that the case for raising short-term rates had strengthened, Fed officials lifted the federal funds rate 25 basis points in December and followed with additional 25-basis-point increases in March and in June. After the series of hikes, the target range for the fed funds rate was 1.00% to 1.25%. The central bank maintained its policy of reinvesting principal payments from its Treasury and mortgage-backed securities (MBS) holdings during our reporting period, but at its June meeting the Fed said it will begin gradually reducing its balance sheet by the end of this year if economic conditions remain favorable.

Treasury yields across all maturities were higher at the end of May than they were 12 months earlier, with the 10-year note’s yield rising from 1.84% to 2.21% while the yield of the 30-year long bond increased from 2.64% to 2.87%. The Treasury yield curve flattened during the period as yields of shorter maturities, which are more directly affected by Fed rate increases, rose more than yields of longer-term bonds, which are more sensitive to fluctuations in inflation expectations.

Yields declined early in the period, with the 10-year Treasury note hitting a record-low yield of 1.36% in early July, following concerns about slowing global growth and the UK’s vote to leave the European Union. Yields later began rising on speculation that the European Central Bank would begin tapering its asset purchases and expectations that the Fed would proceed with rate hikes given stronger economic data. The Treasury sell-off intensified following the U.S. election as the market priced in the possibility of higher growth, inflation, and debt levels under a Trump administration; as a result, November 2016 was the worst month for Treasuries since January 2009.

Yields reached their high point for the period—2.62% and 3.20%, respectively, for the 10- and 30-year maturities—in mid-March. However, investor demand for Treasuries increased and yields started to trend lower as a series of political developments, including the initial failure of the Republican effort to replace the Affordable Care Act, sparked doubts about how quickly the Trump administration would be able to implement its potentially inflationary economic agenda.

Yields of high-quality sovereign debt outside the U.S. also generally rose over the past year, although Treasuries continued to offer higher yields than could be found in most developed countries. At the end of the period, the German 10-year note yielded 0.37% while the corresponding Japanese note yielded 0.05%.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.11% for the 12-month period ended May 31, 2017, while its benchmark, the Lipper U.S. Treasury Money Market Funds Index, gained 0.12%. Nearly all the fund’s returns were recorded in the second half of the fiscal year. The Fed’s rate hikes helped money market yields and total returns rise above the near-0% levels where they have long been anchored.

The fund’s longer-term returns have been competitive and placed it in the top quintile of all Treasury money market funds for the 10-year period. Based on cumulative total return, Lipper ranked the U.S. Treasury Money Fund 14 of 56, 13 of 50, 13 of 48, and 5 of 40 U.S. Treasury money market funds for the 1-, 3-, 5-, and 10-year periods ended May 31, 2017, respectively. (Past performance cannot guarantee future results.)

The continued strong demand for short-term Treasury securities and other government obligations drove prices higher (and yields lower) for these assets relative to other asset classes, but in absolute terms, yield levels did rise with the Fed hikes. Over the last year, three-month Treasury bill yields rose from 0.34% to 0.98%, while six-month T-bill yields increased from 0.49% to 1.08%. The overwhelming demand for these high-quality investments has kept the short end of the Treasury yield curve very flat. One-year T-bill yields rose from 0.68% to 1.17% during our fiscal year.

The fund’s weighted average maturity (WAM) and weighted average life finished the fiscal year shorter than they were 12 months ago. In the first half of our fiscal year—amid expectations for interest rate increases and significant asset shifts into government money funds—we maintained a WAM that was somewhat longer than that of our peer group average. In the second half of our fiscal year, with money fund reform a reality and the Fed pursuing a gradual reduction of monetary accommodation, we reduced the portfolio’s WAM.

As of May 31, 2017, the fund’s WAM was slightly longer than that of our average competitor, as we believe that the Fed will be quite deliberate in its rate increases. Still, our maturity stance should be short enough to give us flexibility to invest in higher-yielding securities as they become available.

With employment gains remaining solid and inflation pressures contained, we can expect the Fed to continue its deliberate path toward higher short-term rates over the course of 2017—a welcome change for money market investors after the era of near-zero yields. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

While the new SEC money fund rules went into effect during the period, investors will see virtually no change in the way we manage the U.S. Treasury Money Fund. The fund will remain open to individual and institutional investors, its net asset value will still be managed to remain at $1.00 per share, and—unlike nongovernment money market funds—it will not implement liquidity fees or temporarily suspend redemptions (also known as “gates”) in times of severe market stress or significant redemption pressure on the fund.

U.S. Treasury Intermediate Fund
Your fund returned -0.37% for the 12 months ended May 31, 2017, trailing the return of the Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index but outperforming its Lipper peer group average. Losses in the first half of the fiscal year were largely offset by positive results in the most recent six months. Yield curve positioning detracted from the fund’s relative results, while our allocations to out-of-benchmark securities added value.

We extended the fund’s duration during the 12-month period from 5.5 years to 5.8 years, and are now in line with the benchmark as we expect yields to trade in a narrow range in the near term. In terms of relative performance, our positioning in shorter maturities cost the fund yield during the period and detracted from results. We would like to remind investors that although we have some flexibility to manage interest rate risk, rising rates generally mean price declines for bonds. Our mandated focus on intermediate-term securities puts the fund at risk of generating negative total returns should interest rates markedly rise.

Although the fund invests at least 80% of its assets in conventional Treasury securities, it also holds other securities backed by the U.S. government, including Treasury inflation protected securities (TIPS) and Ginnie Mae MBS, for diversification and additional return potential. The fund’s exposure to TIPS contributed to relative returns for the period. TIPS outperformed as inflation expectations rose after the results of the presidential election seemed to increase the chances of fiscal stimulus in 2017. In recent months, we have reduced the fund’s TIPS exposure as inflation risks lessened.

We will continue to hold TIPS and MBS and vary our allocations based on their relative valuations. Our MBS holdings have the benefit of providing added yield over Treasuries, decent liquidity, and diversification for the fund, while our TIPS allocation provides some protection against higher inflation.

U.S. Treasury Long-Term Fund
Your fund returned -2.37% for the 12 months ended May 31, 2017, underperforming the Bloomberg Barclays U.S. Long Treasury Bond Index and its Lipper peer group average. Solid results over the most recent six months offset some of the losses experienced in the first half of the fiscal year. Performance drivers were similar to the U.S. Treasury Intermediate Fund, as yield curve positioning detracted from the fund’s relative results, while our allocations to non-benchmark securities added value.

The fund’s duration was little changed during the 12-month period, ticking up from 17.6 years to 17.7 years during the reporting period. Our duration is in line with the benchmark as we expect yields to trade in a narrow range in the near term. In terms of relative performance, our positioning in shorter maturities cost the fund yield during the period and detracted from results. The fund utilizes derivatives for yield curve positioning and duration management; during the 12-month period, these positions had a negative impact on performance. As with the U.S. Treasury Intermediate Fund, we have some leeway to manage interest rate risk by adjusting the fund’s duration; however, our mandate of investing in long-dated Treasuries puts the fund at risk of generating negative returns in the event of rising interest rates.

The fund’s exposure to TIPS contributed to relative returns for the period. TIPS outperformed and inflation expectations rose after the presidential election seemed to increase the chances of fiscal stimulus in 2017. In recent months, we have reduced the fund’s TIPS exposure as inflation risks lessened.

OUTLOOK

We expect the U.S. economic growth rate to improve after a weak first quarter and return to its trend of about a 2% pace over the remainder of the year. Inflation, as measured by the consumer price index, appears to have reached a near-term peak of 2.7% in February as the support from higher energy prices continues to moderate. On the policy front, uncertainty remains surrounding the Trump administration’s ability to implement its plans for fiscal spending, trade, taxes, and regulation. The Fed seems likely to raise rates once more this year, and, if economic conditions remain favorable, will begin reducing its holdings of Treasuries and mortgage-backed securities.

In this environment, we believe the U.S. Treasury yield curve could continue to flatten. Fed policy decisions are likely to push short-term yields higher while yields of longer-term maturities remain relatively stable, supported by low inflation and global demand. While returns may be modest in the near term, we would like to remind shareholders that the U.S. Treasury Funds, which invest in securities backed by the U.S. government, can help diversify the risks of an equity portfolio and generate income on a regular basis.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

June 19, 2017

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN GOVERNMENT MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GLOSSARY

Basis point: One one-hundredth of a percentage point, or 0.01%.

Bloomberg Barclays U.S. 4–10 Year Treasury Index: An index that includes all Treasuries in the Bloomberg Barclays U.S. Aggregate Bond Index that mature in four to 10 years.

Bloomberg Barclays U.S. Long Treasury Bond Index: An index that includes all Treasuries in the Bloomberg Barclays U.S. Aggregate Bond Index that mature in 10 years or more.

Consumer price index: A measure of the average price of consumer goods and services purchased by households.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product: Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

**Investor Class**

| | Year Ended 5/31/17 | 5/31/16 | 5/31/15 | 5/31/14 | 5/31/13 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 1.00 | $ 1.00 | $ 1.00 | $ 1.00 | $ 1.00 |
| Investment activities | | | | | |
| Net investment income[1] | –[2][3][4] | –[2][3] | –[2][3] | –[2][3] | –[2][3] |
| Net realized and unrealized gain / loss | –[2] | –[2] | –[2] | –[2] | –[2] |
| Total from investment activities | –[2] | –[2] | –[2] | –[2] | –[2] |
| Distributions | | | | | |
| Net investment income | –[2] | –[2] | –[2] | –[2] | –[2] |
| **NET ASSET VALUE** | | | | | |
| **End of Period** | **$ 1.00** | **$ 1.00** | **$ 1.00** | **$ 1.00** | **$ 1.00** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return**[5] | **0.11%**[3][4] | **0.01%**[3] | **0.01%**[3] | **0.01%**[3] | **0.01%**[3] |
| Ratio of net expenses to average net assets | 0.39%[3][4] | 0.22%[3] | 0.06%[3] | 0.06%[3] | 0.14%[3] |
| Ratio of net investment income to average net assets | 0.12%[3][4] | 0.01%[3] | 0.01%[3] | 0.01%[3] | 0.01%[3] |
| Net assets, end of period (in millions) | $ 4,976 | $ 2,304 | $ 2,043 | $ 1,999 | $ 1,930 |

(1) Per share amounts calculated using average shares outstanding method.
(2) Amounts round to less than $0.01 per share.
(3) See Note 5. Includes the effect of voluntary management fee waivers of 0.02%, 0.22%, 0.38%, 0.38% and 0.29% of average net assets for the years ended 5/31/17, 5/31/16, 5/31/15, 5/31/14 and 5/31/13, respectively.
(4) Excludes expenses waived related to the waiver of fund-level expenses ratably across all classes in accordance with SEC rules.
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

| | Par | $ Value |
|---|---|---|
| **U.S. TREASURY DEBT 59.6%** | | |
| U.S. Treasury Bills, 0.589%, 6/8/17 | 116,880 | 116,867 |
| U.S. Treasury Bills, 0.589%, 7/13/17 | 105,900 | 105,828 |
| U.S. Treasury Bills, 0.623%, 8/3/17 | 61,000 | 60,934 |
| U.S. Treasury Bills, 0.628%, 8/10/17 | 90,000 | 89,890 |
| U.S. Treasury Bills, 0.646%, 6/15/17 | 158,550 | 158,511 |
| U.S. Treasury Bills, 0.673%, 6/22/17 | 142,750 | 142,693 |
| U.S. Treasury Bills, 0.711%, 7/20/17 | 206,700 | 206,497 |
| U.S. Treasury Bills, 0.719%, 7/6/17 | 166,000 | 165,883 |
| U.S. Treasury Bills, 0.749%, 7/27/17 | 111,250 | 111,122 |
| U.S. Treasury Bills, 0.78%, 6/29/17 | 100,000 | 99,939 |
| U.S. Treasury Bills, 0.83%, 9/7/17 | 25,000 | 24,943 |
| U.S. Treasury Bills, 0.838%, 8/17/17 | 181,000 | 180,668 |
| U.S. Treasury Bills, 0.905%, 9/28/17 | 80,000 | 79,761 |
| U.S. Treasury Bills, 0.91%, 9/14/17 | 70,000 | 69,814 |
| U.S. Treasury Bills, 0.91%, 10/5/17 | 43,800 | 43,660 |
| U.S. Treasury Bills, 0.92%, 8/31/17 | 55,100 | 54,967 |
| U.S. Treasury Bills, 0.928%, 8/24/17 | 38,000 | 37,918 |
| U.S. Treasury Bills, 0.945%, 10/19/17 | 70,000 | 69,743 |
| U.S. Treasury Bills, 0.955%, 10/26/17 | 60,000 | 59,766 |
| U.S. Treasury Bills, 0.975%, 11/2/17 | 83,000 | 82,654 |
| U.S. Treasury Bills, 1.007%, 11/9/17 | 100,000 | 99,549 |
| U.S. Treasury Bills, 1.05%, 11/24/17 | 70,000 | 69,641 |
| U.S. Treasury Notes, 0.75%, 6/30/17 | 65,000 | 65,004 |
| U.S. Treasury Notes, 0.75%, 10/31/17 | 50,000 | 49,935 |
| U.S. Treasury Notes, 0.875%, 6/15/17 | 215,700 | 215,717 |
| U.S. Treasury Notes, 0.875%, 7/15/17 | 112,000 | 112,036 |
| U.S. Treasury Notes, 0.875%, 8/15/17 | 50,000 | 50,022 |
| U.S. Treasury Notes, FRN, 1.039%, 7/31/17 | 45,800 | 45,799 |
| U.S. Treasury Notes, FRN, 1.102%, 1/31/19 | 157,700 | 157,720 |

| | | |
|---|---|---|
| U.S. Treasury Notes, FRN, 1.13%, 10/31/17 | 25,460 | 25,459 |
| U.S. Treasury Notes, FRN, 1.132%, 10/31/18 | 30,521 | 30,521 |
| U.S. Treasury Notes, FRN, 1.136%, 7/31/18 | 44,800 | 44,797 |
| U.S. Treasury Notes, FRN, 1.152%, 4/30/18 | 30,350 | 30,350 |
| U.S. Treasury Notes, FRN, 1.234%, 1/31/18 | 29,500 | 29,504 |
| Total U.S. Treasury Debt (Cost $2,988,112) | | 2,988,112 |

**U.S. TREASURY REPURCHASE AGREEMENTS 40.5% (1)**

| | | |
|---|---|---|
| Bank of America, Tri-Party, Dated 5/25/17, 0.79%, Delivery Value of $80,012,289 on 6/1/17, Collateralized by U.S. Government securities, 2.13%, 12/31/22 valued at $81,600,025 | 80,000 | 80,000 |
| BNP Paribas, Tri-Party, Dated 5/31/17, 0.77%, Delivery Value of $194,029,046 on 6/7/17, Collateralized by U.S. Government securities, 0.00% - 3.50%, 6/15/17 - 2/15/42 valued at $197,880,045 | 194,000 | 194,000 |
| BNP Paribas, Tri-Party, Dated 5/31/17, 0.80%, Delivery Value of $89,001,978 on 6/1/17, Collateralized by U.S. Government securities, 1.13% - 7.63%, 7/31/18 - 11/15/22 valued at $90,780,044 | 89,000 | 89,000 |
| Citigroup Global Markets, Tri-Party, Dated 5/25/17, 0.78% Delivery Value of $199,030,182 on 6/1/17, Collateralized by U.S. Government securities, 1.38% - 2.63% 2/28/20 - 10/31/21, valued at $202,980,054 | 199,000 | 199,000 |
| Credit Agricole, Tri-Party, Dated 5/30/17, 0.78%, Delivery Value of $159,024,115 on 6/6/17, Collateralized by U.S. Government securities, 0.38% - 1.75%, 5/31/22 - 7/15/25 valued at $162,180,099 | 159,000 | 159,000 |
| Credit Agricole, Tri-Party, Dated 5/31/17, 0.79%, Delivery Value of $61,101,341 on 6/1/17, Collateralized by U.S. Government securities, 0.13% - 0.38%, 4/15/19 - 7/15/23 valued at $62,322,105 | 61,100 | 61,100 |
| Goldman Sachs, Tri-Party, Dated 5/30/17, 0.76%, Delivery Value of $99,014,630 on 6/6/17, Collateralized by U.S. Government securities, 2.00%, 2/15/23 valued at $100,980,030 | 99,000 | 99,000 |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $5,022,212) | $ 5,022,212 |
| Receivable for shares sold | 61,244 |
| Interest receivable | 2,063 |
| Cash | 81 |
| Due from affiliates | 4 |
| Other assets | 92 |
| Total assets | 5,085,696 |
| **Liabilities** | |
| Payable for investment securities purchased | 52,871 |
| Payable for shares redeemed | 12,733 |
| Investment management fees payable | 1,064 |
| Due to affiliates | 259 |
| Payable to directors | 3 |
| Other liabilities | 544 |
| Total liabilities | 67,474 |
| **NET ASSETS** | $ 5,018,222 |
| **Net Assets Consist of:** | |
| Accumulated undistributed net realized gain | $ 41 |
| Paid-in capital applicable to 5,017,885,493 shares of $0.01 par value capital stock outstanding; 8,000,000,000 shares of the Corporation authorized | 5,018,181 |
| **NET ASSETS** | $ 5,018,222 |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** | |
| **($4,976,101,684 / 4,975,768,068 shares outstanding)** | $ 1.00 |
| **I Class** | |
| **($42,120,080 / 42,117,425 shares outstanding)** | $ 1.00 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

# Statement of Changes in Net Assets

($000s)

| | Year Ended 5/31/17 | 5/31/16 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 5,328 | $ 220 |
| Net realized gain | 56 | 37 |
| Increase in net assets from operations | 5,384 | 257 |
| | | |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | (5,390) | (233) |
| I Class | (13) | – |
| Decrease in net assets from distributions | (5,403) | (233) |
| | | |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 7,101,984 | 1,638,875 |
| I Class | 46,030 | – |
| Distributions reinvested | | |
| Investor Class | 5,340 | 230 |
| I Class | 12 | – |
| Shares redeemed | | |
| Investor Class | (4,435,539) | (1,377,412) |
| I Class | (3,924) | – |
| Increase in net assets from capital share transactions | 2,713,903 | 261,693 |
| | | |
| **Net Assets** | | |
| Increase during period | 2,713,884 | 261,717 |
| Beginning of period | 2,304,338 | 2,042,621 |
| **End of period** | **$ 5,018,222** | **$ 2,304,338** |
| | | |
| Undistributed net investment income | – | 48 |

*Capital share transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income. The fund has two classes of shares: the U.S. Treasury Money Fund (Investor Class) and the U.S. Treasury Money Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

In accordance with amendments to rules governing money market funds under the 1940 Act (amendments) and as approved by the fund’s Board, the fund intends to qualify as a government money market fund and will continue to operate with a government mandate. The fund’s principal investment strategies will remain the same; however, on October 14, 2016, the fund adopted a policy to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized by U.S. government securities or cash. The fund will generally continue to value its securities at amortized cost and transact at a stable $1.00 net asset value per share. The amendments do not require government money market funds to, and the fund has no intention to voluntarily, impose liquidity fees on redemptions or temporarily suspend redemptions.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On May 31, 2017, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements The fund may engage in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended May 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2017 and May 31, 2016, totaled $5,403,000 and $233,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2017, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. Effective April 1, 2017, Price Associates agreed to reduce the fund’s annual investment management fee to 0.25% through September 30, 2019. This contractual arrangement will renew automatically for one-year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. The fund has no obligation to repay fees reduced under this arrangement. At May 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $4,000 of expenses were waived/paid by Price Associates during the year ended May 31, 2017 and remain subject to repayment by the fund.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended May 31, 2017, expenses waived/repaid totaled $824,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended May 31, 2017, expenses incurred pursuant to these service agreements were $81,000 for Price Associates; $1,736,000 for T. Rowe Price Services, Inc.; and $619,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2017, the fund was charged $332,000 for shareholder servicing costs related to the college savings plans, of which $237,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2017, approximately 5% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2017, the fund was allocated $3,000 of Spectrum Funds’ expenses and $272,000 of Retirement Funds’ expenses. Of these amounts, $102,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2017, approximately 5% of the outstanding shares of the Investor Class were held by the Spectrum Funds and the Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2017, approximately 65% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and
Shareholders of U.S. Treasury Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Treasury Money Fund (one of the portfolios comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2017

Tax Information (Unaudited) for the Tax Year Ended 5/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $44,000 from short-term capital gains.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The fund’s individual fund fee is 0.00% so the fund pays only the group fee rate. The Board also noted that an arrangement is in place whereby the Advisor may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund.

At the Meeting, the Board approved a contractual arrangement under which the Advisor agrees to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.25% of the fund’s average daily net assets. This arrangement will be in place at least through September 30, 2019, at which point the waiver may be renewed or lapsed. Also at the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the fund to a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and non-management expenses of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the fifth quintile (Expense Group and Expense Universe). The Board requested additional information from management with respect to the fund’s relative management fees and total expenses ranking in the fourth and fifth quintiles and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Advisory Board Member, Deutsche Bank
1989	North America (2004 to present); Director, Vornado Real Estate
[189]	Investment Trust (2004 to 2012); Director, Under Armour (2008
to present); Director, Brixmor Real Estate Investment Trust (2012
to present)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[189]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[189]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[189]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2013	National Academy of Education (2010 to present); Director, MDRC,
[189]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1992	Cochairman of the Investment Committee, Blackstone Real Estate
[189]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[189]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[189]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director,
and President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
(1959)	International, and T. Rowe Price Trust Company
2015
[57]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Treasury Funds	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stephanie A. Gentile, CFA (1956)	Vice President, T. Rowe Price; formerly, Director,
Vice President	Credit Suisse Securities (to 2014)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President, Price
Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Chen Shao (1980)	Vice President, T. Rowe Price
Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert D. Thomas (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,765,000 and $2,409,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 18, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 18, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date July 18, 2017